SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 8, 2009

SEAWAY VALLEY CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52356	20-5996486
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

10-18 Park Street, 2nd Floor
Gouverneur, NY 13642
(Address of principle executive offices)

(315) 287-1122
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 7, 2009, the Board of Directors of Seaway Valley Capital Corporation determined that it was in the best interest of the company to temporarily suspend its filings as a reporting company and filed a Form 15 under Rule 12g-4(a)(1)(i) to effect this suspension.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEAWAY VALLEY CAPITAL CORPORATION

By: /s/ THOMAS SCOZZAFAVA
Thomas Scozzafava
Chief Executive Officer

Date:  October 8, 2009